                                                              EXHIBIT (h)(1)(c)

                                AMENDMENT NO. 6
                                      TO
                            PARTICIPATION AGREEMENT

   This Participation Agreement (the "Agreement"), dated August 31, 1999, by and among AIM VARIABLE INSURANCE FUNDS ("AVIF") (formerly AIM Variable Insurance Funds, Inc.), a Delaware trust, A I M DISTRIBUTORS, INC. ("AIM"), a Delaware corporation, THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York life insurance company ("Life Company") and AMERICAN GENERAL EQUITY SERVICES CORPORATION ("Underwriter"), an affiliate of Life Company and the principal underwriter of the Contracts (collectively, the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

   WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's AIG Income Advantage Select Variable Life Insurance Policy, Form Nos. 08704N and 08704NU.

   NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

   EXHIBIT (h)(1)(c)

    1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

    2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A

                                       SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                  UTILIZING SOME OR                CONTRACTS FUNDED BY THE
THE POLICIES                           ALL OF THE FUNDS                    SEPARATE ACCOUNTS
---------------------            -----------------------------  ----------------------------------------
AIM V.I. International Growth    The United States Life         .   Platinum Investor Flexible Premium
Fund -                           Insurance Company in the City      Variable Life Insurance Policy
Series I shares                  of New York Separate Account        Policy Form No. 97600N
AIM V.I. Core Equity Fund -      USL VL-R
Series I shares                                                 .   Platinum Investor Survivor Last
                                                                    Survivor Flexible Premium Variable
                                                                    Life Insurance Policy
                                                                     Policy Form No. 99206N

                                                                .   Platinum Investor PLUS Flexible
                                                                    Premium Variable Life Insurance
                                                                    Policy
                                                                     Policy Form No. 02600N


AIM V.I. International Growth                                   .   Platinum Investor Survivor II
Fund - Series I shares                                              Flexible Premium Variable Life
                                                                    Insurance Policy
                                                                     Policy Form No. 01206N

                                                                .   Platinum Investor VIP Flexible
                                                                    Premium Variable Life Insurance
                                                                    Policy
                                                                     Policy Form No. 05604N and 05604NU


AIM V.I. Global Real Estate                                     .   AIG Protection Advantage VUL
Fund - Series I shares                                              Flexible Premium Variable Life
AIM V.I. International Growth                                       Insurance Policy
Fund - Series I shares                                               Policy Form Nos. 07921N and 07921NU

                                                                .   AIG Income Advantage Select
                                                                    Flexible Premium Variable Life
                                                                    Insurance Policy
                                                                     Policy Form Nos. 08704N and 08704NU

AIM V.I. International Growth    The United States Life         .   Platinum Investor Immediate
Fund - Series I shares           Insurance Company in the City      Variable Annuity Contract
                                 of New York Separate Account        Contract Form No. 03017N
                                 USL VA-R

   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: September 15, 2008

                                        AIM Variable Insurance Funds

Attest:                                 By:
         -----------------------------          ------------------------------
Name:                                   Name:
         -----------------------------          ------------------------------
Title:                                  Title:
         -----------------------------          ------------------------------

                                        A I M Distributors, Inc.

Attest:                                 By:
         -----------------------------          ------------------------------
Name:                                   Name:
         -----------------------------          ------------------------------
Title:                                  Title:
         -----------------------------

                                        The United States Life Insurance
                                        Company in the City of New York

Attest:                                 By:
         -----------------------------          ------------------------------
Name:                                   Name:
         -----------------------------          ------------------------------
Title:                                  Title:
         -----------------------------          ------------------------------

                                        American General Equity Services
[Corporate Seal]                        corporation

Attest:                                 By:
         -----------------------------          ------------------------------
Name:                                   Name:
         -----------------------------          ------------------------------
Title:                                  Title:
         -----------------------------          ------------------------------

[Corporate Seal]